Exhibit 10.1
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 2 TO SERVICE AGREEMENT
     THIS AMENDMENT NO. 2 TO SERVICE AGREEMENT (the “Amendment”) by and between VENTIV COMMERCIAL SERVICES, LLC (d/b/a inVentiv Commercial Services, LLC), a New Jersey limited liability company (“Ventiv”) and SANTARUS, INC., a Delaware corporation (“Client”), is entered into as of October 6, 2008.
     WHEREAS, Ventiv and Client have entered into that certain Service Agreement, dated November 3, 2006, and the subsequent Amendment 1 to Service Agreement, dated as of June 15, 2007 (Amendment 1 and the Service Agreement, the “Agreement”), wherein Ventiv agreed to provide certain Services to Client upon the terms set forth in the Agreement; and
     WHEREAS, Ventiv and Client desire to amend certain terms of the Agreement, as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ventiv and Client, intending to be legally bound hereby, agree as follows:
1.	Section 10 of the Agreement is hereby amended to provide that the Term of the Agreement is extended through November 30, 2010. The period of December 1, 2008 through November 30, 2009 shall be referred to herein as “Year Three” and the period of December 1, 2009 through November 30, 2010 shall be referred to herein as “Year Four”.

2.	Exhibit B of the Agreement shall be amended to include the following: Glumetza® (metformin HCI extended release tablets) 500 mg and 1000 mg tablets

3.	For clarification purposes, the composition of the Project Team is [***] Ventiv Sales Representatives and [***] RTAMs.

4.	The last sentence in Section 1 (a) (i) of the Agreement is amended to provide that [***].

5.	Section 12 (c) is deleted in its entirety. Client may only conduct a No Backfill Conversion or a Backfill Conversion (as set forth in Section 12 of the Agreement) if the applicable Ventiv Sales Representative and/or RTAM has been employed by Ventiv for at least [***] as of the date of the proposed conversion. Through the end of the Term, the finder’s fees payable by Client to Ventiv upon Client’s conducting a Backfill Conversion (as set forth in Section 12 (b) of the Agreement) is $[***] per Ventiv Sales Representative and $[***] per RTAM. [***].

6.	Client must approve in writing the provision of new laptop computers (the “Laptops”) to any Project Team Members. If such written approval is provided by Client and new Laptops are provided to Project Team members prior to [***], in the case of any termination of this Agreement prior to [***], or upon Client conducting a Conversion (as set forth in Section 12) prior to [***], Client shall pay (or reimburse) Ventiv [***].

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Ventiv shall make a good faith effort to mitigate Client’s liability for such amount due by attempting to reassign the Laptops for use in connection with services being provided by Ventiv to a third party; however, Ventiv makes no guaranty with respect to its ability to mitigate such Client liability. In addition, Client may elect to either: (i) in the event the Laptops are owned by Ventiv, transfer the Laptops and [***], or in the event the Laptops are subject to a lease or finance lease, the Laptops may be transferred to Client (subject to the penultimate sentence of this paragraph) and Client shall assume the responsibility for [***], or (ii) [***]. Any proposed transfer of Laptops shall be subject to Client establishing its own relationship and credit with the entity that Ventiv contracted with to lease or rent such Laptops. Ventiv shall provide reasonable assistance with respect to facilitating the establishment of any such Client/third party relationship.

7.	The chart referencing the Fixed Monthly Fee in Section I (a) of Exhibit A of the Agreement is supplemented as follows:

Period	Fixed Monthly Fee
December 1, 2008 through November 30, 2009 (“Year Three”)	$	[***]
December 1, 2009 through November 30, 2010 (“Year Four”)	$	[***]
8.	The chart referencing the Ventiv Incentive Fees in Section II of Exhibit A of the Agreement is amended to add the following:

Period	Target Incentive Fee
Year Three	$	[***]
Year Four	$	[***]
9.	The chart referencing the Daily Vacancy Credit in Section I (b) of Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

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	Daily Vacancy Credit per		Daily Vacancy Credit per
Period	Ventiv Sales Representative		Ventiv RTAM
Year Three	$	[***]	$	[***]
Year Four	$	[***]	$	[***]
10.	The chart referencing the Monthly Fee for Permanent Upsize and Downsize of Project Team in Section I (c) of Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

Monthly Fee per
	Ventiv Sales	Monthly Fee per
Period	Representative	Ventiv RTAM
Year Three	$ [***]	$	[***]
Year Four	$ [***]	$	[***]
11.	Section II (“Ventiv Incentive Fees”) of Exhibit A of the Agreement is amended to reflect that the Parties will mutually agree in writing upon the goals for the incentive fees on or before February 1, 2009.

12.	The reference to the Ventiv Sales Representative average annual base salary of “[***] dollars ($[***])” in Section III of Exhibit A of the Agreement (“Pass-Through Costs”) shall be amended to state: “[***] Dollars ($[***]).”

13.	The reference to the RTAM average annual base salary of “[***]dollars ($[***])” in Section III of Exhibit A of the Agreement (“Pass-Through Costs”) shall be amended to state: “[***] Dollars ($[***]).”

14.	The fixed monthly fee to be paid by Client (as set forth in Section I (a) of Exhibit A of the Agreement) assumes an average price of $[***] per gallon for gasoline for the fleet automobiles provided to Project team members. If during any calendar quarter the national average price for a gallon of gasoline fluctuates above $[***] by more then [***]%, the parties agree that Ventiv shall receive a credit in an amount equal to the difference between such [***]% increase level and [***] percentage increase. For example, if the national average price for a gallon of gasoline increased [***]% above $[***], Ventiv would be entitled to a credit in an amount equal to the difference between

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[***]% ( $[***]) and [***]% ($[***]), i.e. [***]% ($[***]). If during any calendar quarter the national average price for a gallon of gasoline fluctuates below $[***] by more than [***]%, the parties agree that Client shall receive a credit in an amount equal to the difference between such [***]% decrease level and [***] percentage decrease. For example, if the national average price for a gallon of gasoline decreased [***]% below $[***], Client would be entitled to a credit in an amount equal to the difference between [***]% ($[***]) and [***]% ($[***]), i.e. [***]% ($[***]). Ventiv agrees to compute such averages and apply any such credits on a quarterly basis.

15.	[***]:

	[***]		[***]
[***]	$	[***]	$	[***]
[***]	$	[***]	$	[***]
16.	Except as specifically set forth herein, all of the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment.

17.	Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

18.	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.
Signature page follows

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SANTARUS, INC.
By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer

VENTIV COMMERCIAL SERVICES, LLC
By:	/s/ Terrell G. Herring
	Name:	Terrell G. Herring
	Title:	President and CEO